UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: June 29, 2005
(Date of earliest event reported)

POWELL INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12488	88-0106100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8550 Mosley Drive Houston, Texas		77075-1180

(Address of Principal Executive Offices)		(Zip Code)

(713) 944-6900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Agreement for the Sale & Purchase of Certain Assets
Agreement for the Sale of Freehold Land at Ripley Road
Credit Agreement
Press Release dated July 5, 2005

Item 1.01. Entry into a Material Definitive Agreement.

     On June 29, 2005, Powell Industries, Inc. (“Company”), together with Inhoco 3210 Limited and Switchgear & Instrumentation Properties Limited, indirect wholly owned subsidiaries of the Company (collectively, “Subsidiaries”), entered into a credit agreement with Bank of America, N.A. as administrative agent and the other banks and financial institutions indicated in the credit agreement. The credit agreement is a senior credit facility extending a $22,000,000 revolving line of credit to the Company, a £4,000,000 (approximately $ 7,036,000 on July 5, 2005) revolving line of credit to the Subsidiaries and a £6,000,000 (approximately $10,500,000 on July 6, 2005) single advance term loan (in part to fund the acquisition described in Item 2.01 below) to the Subsidiaries. The credit agreement also provides for the issuance of letters of credit. The credit agreement allows the Company (or, as applicable, the Subsidiaries) to elect an interest rate on amounts borrowed of (a) the higher of the federal funds rate plus .50% or the bank’s prime rate, which was 6.25% at June 30, 2005 or (b) the LIBOR rate, which was 4.75% at June 30, 2005, plus an additional percentage of 1.00% to 1.75% based on the Company’s performance. As of July 6, 2005 the interest rate on the single advance term loan was 6.50%. A fee of .20% to .375% is charged on the unused balance of the revolving lines of credit. The Subsidiaries are required to repay the single advance term loan, advanced on June 30, 2005, in installments of £300,000 plus accrued and unpaid interest on the principal balance outstanding on the last business day of each calendar quarter, beginning March 31, 2006. The credit agreement contains customary affirmative and negative covenants and requirements to maintain a minimum level of tangible net worth and profitability. Obligations under the credit agreement are secured by a pledge of 100% of the capital stock of the Company’s domestic subsidiaries and 65% of the capital stock of the Company’s foreign subsidiaries and are guaranteed by the Company’s domestic subsidiaries. Upon the occurrence of a default, the obligation of any lender to advance funds or extend letters of credit is terminated and all outstanding amounts owing under the credit agreement are immediately due and payable.

     The foregoing description of the credit agreement is not complete and is qualified in its entirety by reference to the copy of the credit agreement filed as Exhibit 10.1 to this report.

     The disclosure under Item 2.01 of this report is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

     The credit agreement described in Item 1.01 of this report terminates and replaces the Amended Loan Agreement dated October 29, 2004, between Powell Industries, Inc. and Bank of America, N.A. The loan agreement provided for a $15,000,000 revolving line of credit. By its terms, the loan agreement would have expired in February 2007.

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On July 4, 2005, Powell Industries, Inc., through its indirect wholly owned subsidiaries, Inhoco 3210 Limited and Switchgear & Instrumentation Properties Limited (collectively, “Subsidiaries”), entered into acquisition agreements to acquire the business and substantially all of the assets, including the real property and fixtures, inventories, equipment and machinery, receivables and intellectual property, of Switchgear & Instrumentation Limited (“Seller”) for an aggregate purchase price of $9,194,000 and £5,000,000 (approximately $ 8,795,000 on July 5, 2005). The closing of the transactions contemplated by the agreements occurred immediately after the signing of the agreements.

     The foregoing description of the acquisition agreements is not complete and is qualified in its entirety by reference to the copies of the acquisition agreements filed as Exhibits 2.1 and 2.2 to this report.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The disclosure under Item 1.01 of this report is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

     (b) Pro Forma Financial Information.

     The financial information required hereunder will be filed by amendment to this Form 8-K Current Report within 71 calendar days after the date that the initial report on Form 8-K was required to be filed.

     (c) Exhibits.

2.1	Agreement for the sale and purchase of certain assets and the assumption of certain liabilities of Switchgear & Instrumentation Limited, dated July 4, 2005. Exhibits and schedules to the Agreement, which are identified in the table of contents, have been omitted but will be provided supplementally upon request of the Securities and Exchange Commission.

2.2	Agreement for the sale of freehold land at Ripley Road, Bradford, dated July 4, 2005. Exhibits and schedules to the Agreement, which are identified in the table of contents, have been omitted but will be provided supplementally upon request of the Securities and Exchange Commission.

10.1	Credit Agreement dated as of June 29, 2005 among Powell Industries, Inc., Inhoco 3210 Limited and Switchgear & Instrumentation Properties Ltd. and Bank of America and the other lenders parties thereto

99.1	Press Release of Powell Industries, Inc., dated July 5, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWELL INDUSTRIES, INC.

Date: July 6, 2005	By:	/s/ DON R. MADISON

Don R. Madison
Vice President/Treasurer/
Chief Financial Officer
(Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement for the sale and purchase of certain assets and the assumption of certain liabilities of Switchgear & Instrumentation Limited, dated July 4, 2005. Exhibits and schedules to the Agreement, which are identified in the table of contents, have been omitted but will be provided supplementally upon request of the Securities and Exchange Commission.

2.2	Agreement for the sale of freehold land at Ripley Road, Bradford, dated July 4, 2005. Exhibits and schedules to the Agreement, which are identified in the table of contents, have been omitted but will be provided supplementally upon request of the Securities and Exchange Commission.

10.1	Credit Agreement dated as of June 29, 2005 among Powell Industries, Inc., Inhoco 3210 Limited and Switchgear & Instrumentation Properties Ltd. and Bank of America and the other lenders parties thereto

99.1	Press Release of Powell Industries, Inc., dated July 5, 2005.

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